Exhibit 99.3

IBM 4Q 2017 Earnings January 18, 2018 ibm.com/investor

2 Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earning presentation materials, certain non-GAAP information including “operating earnings” and other “operating” financial measures. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on January 18, 2018. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/4q17.html Forward Looking Statements and Non-GAAP Information

3 Overview Fourth-quarter 2017 revenue up 4%, up 1% at constant currency Cloud and as-a-Service momentum Strong Systems growth across IBM Z, Power, storage Consulting growth, led by digital offerings Improved revenue and gross margin trajectory in second-half 2017 Maintaining high investment levels while driving efficiency Strong cash flow performance *Excludes one-time charge associated with the enactment of U.S. tax reform 4Q17 $22.5B $ 5.18* FY17 $79.1B $13.80* $13.0B Revenue Operating EPS Free Cash Flow

4 A Cognitive Solutions & Cloud Platform Company Revenue growth rates @CC, $ in billions Overlap in Strategic Imperatives revenue primarily reflects solutions delivered via cloud Strategic Imperatives revenue up 11% in 2017, led by cloud (+24%) and security (+54%) Cloud revenue of $17B in 2017 – public, private, hybrid Embedding cloud and AI capabilities to build new platforms and solutions, while reinventing existing ones Extending innovation leadership in key areas, including AI, cloud, security, blockchain, quantum Strategic Imperatives Revenue 4Q17 Yr/Yr Total $11.1 14% Analytics $6.1 6% Cloud $5.5 27% aaS annual run rate $10.3 18% Mobile $1.3 21% Security $1.5 127% Social $0.2 (14%) FY17 $37B 46% Strategic Imperatives of IBM Revenue Revenue

5 Key Financial Metrics Revenue growth rates @CC, $ in billions except for EPS *Excludes one-time charge associated with the enactment of U.S. tax reform B/(W) Gross margin up nearly two points sequentially Expense yr/yr increase driven by currency and lower level of IP income; E/R improved excluding these items Tax rate in the quarter reflects 12% underlying annual rate Strong free cash flow performance supports investments and shareholder returns Cash Highlights 4Q17 FY Free Cash Flow (excl. GF Receivables) $6.8 $13.0 Share Repurchase (Gross) $0.7 $4.3 Dividends $1.4 $5.5 Cash Balance @ Dec 31 $12.6 P&L Highlights 4Q17 Yr/Yr Revenue $22.5 1% Expense - Operating $6.0 (6%) PTI - Operating $5.1 (5%) NI - Operating* $4.8 1% EPS - Operating* $5.18 3% P&L Ratios (Operating) GP Margin 49.5% (1.4 pts) Expense E/R 26.8% (0.7 pts) PTI Margin 22.7% (2.1 pts) Tax Rate* 6.1% 5.5 pts NI Margin* 21.3% (0.6 pts)

6 Cognitive Solutions Segment Solutions Software reflects: growth in Watson solutions and security weakness in a few traditional analytics offerings Transaction Processing Software growth reflects clients’ long-term commitment to our platform Annuity content continues to grow, driven by SaaS Overall margin reflects mix and investment Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Cognitive Solutions 4Q17 Yr/Yr Strategic Imperatives $3.5 (3%) Cloud $0.7 6% as-a-Service annual run rate $2.1 Segment Results 4Q17 Yr/Yr Revenue (External) $5.4 Flat Gross Margin (External) 79.2% (3.5 pts) PTI $2.3 (1%) PTI Margin 37.5% (1.1 pts) Segment Revenue Elements Transaction Processing Software +3 % Yr/Yr Solutions Software (1%) Yr/Yr

7 Global Business Services Segment Second consecutive quarter of growth in Consulting, driven by digital offerings Application Management performance driven by traditional ERP managed services Gross margin reflects continued investment in skills and transformation, and an impact from currency Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Global Business Services 4Q17 Yr/Yr Strategic Imperatives $2.6 7% Cloud $1.1 17% as-a-Service annual run rate $1.3 Segment Results 4Q17 Yr/Yr Revenue (External) $4.2 (2%) Gross Margin (External) 24.8% (2.1 pts) PTI $0.3 (36%) PTI Margin 7.9% (4.4 pts) Segment Revenue Elements Application Management (3%) Yr/Yr Global P rocess Services ( 8%) Yr/Yr Consulting +1% Yr/Yr

8 Technology Services and Cloud Platforms Segment Infrastructure Services revenue trajectory reflects large contract dynamics in prior year Integration Software includes strong SaaS growth, declines in transactional revenue as consumption shifts to cloud Gross margin reflects continued investments in cloud platforms Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Technology Svcs & Cloud Platforms 4Q17 Yr/Yr Strategic Imperatives $2.9 12% Cloud $2.0 10% as-a-Service annual run rate $6.9 Segment Results 4Q17 Yr/Yr Revenue (External) $9.2 (4%) Gross Margin (External) 40.9% (2.0 pts) PTI $1.5 (23%) PTI Margin 15.6% (4.2 pts) Segment Revenue Elements Integration Software (5%) Yr/Yr Infrastructure Services (4%) Yr/Yr Technical Support Services (2%) Yr/Yr

9 Systems Segment Strong revenue performance with growth in all three brands IBM Z revenue up > 70% yr/yr driven by the new z14; highest MIPS shipped in history Power returns to growth; storage delivered four consecutive quarters of growth Gross margin decline consistent with product cycle dynamics Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Systems 4Q17 Yr/Yr Strategic Imperatives $2.1 86% Cloud $1.7 86% Segment Results 4Q17 Yr/Yr Revenue (External) $3.3 28% Gross Margin (External) 55.7% (1.2 pts) PTI $0.9 57% PTI Margin 25.9% 4.3 pts Segment Revenue Elements Operating Systems Software Flat Yr/Yr Systems Hardware 35% Yr/Yr

10 Cash Flow and Balance Sheet Highlights Free Cash Flow performance reflects strong receivables performance and efficient cap ex deployment Free Cash Flow realization 116% in 2017, adjusting for one-time tax charge Returned ~75% of free cash flow to shareholders Positioned to support business over the longer term $ in billions; Non-GF Debt/Capital not considered meaningful, will no longer be reported *Excludes Global Financing receivables Balance Sheet Dec 17 Dec 16 Cash & Marketable Securities $12.6 $8.5 Total Debt $46.8 $42.2 Global Financing Debt $31.4 $27.9 Global Financing Leverage 9.0 7.3 Non-GF Debt $15.4 $14.3 Non-GF Debt/Capital 52% 50% Cash Flow 4Q17 Yr/Yr FY Net Cash from Operations* $7.8 $2.1 $16.3 Free Cash Flow* $6.8 $2.1 $13.0 Selected Uses of Cash Net Capital Expenditures $1.0 $3.3 Acquisitions $0.1 $0.5 Dividends/Share Repurchase $2.1 $9.8

11 Summary Entering 2018 with a stronger revenue profile Strategic imperatives revenue now 46% of IBM’s revenue, with double-digit growth in 2017 Leader in enterprise cloud with $17B revenue; building scale in as-a-Service offerings Backlog supports improving services revenue trajectory Systems well positioned with strong momentum Investing and shifting skills to address opportunities, while driving productivity across the business Expect revenue growth and margin stabilization in 2018

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13 Supplemental Materials Currency – Impact on Revenue Growth Geographic Revenue Segment Revenue & Gross Profit Additional Revenue & Backlog Information Expense Summary Global Financing Portfolio Balance Sheet Summary Cash Flow Summary Cash Flow (ASC 230) Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding Key Financial Metrics – FY 2017 Strategic Imperatives & Geographic Revenue – FY 2017 Segment Revenue & Gross Profit – FY 2017 Expense Summary – FY 2017 Retirement–Related Summary Non-GAAP Supplemental Materials

14 Currency – Impact on Revenue Growth Supplemental Materials 1/17/18 Quarterly Averages per US $ 3Q17 Yr/Yr 4Q17 Yr/Yr Spot 1Q18 2Q18 3Q18 4Q18 FY18 Euro 0.85 5% 0.85 8% 0.82 13% 10% 4% 4% 8% Pound 0.76 (0%) 0.75 6% 0.72 10% 7% 5% 4% 7% Yen 111 (8%) 113 (3%) 111 2% 0% 0% 2% 1% Revenue Impact, Future @ 1/17/18 Spot 0.6 pts 2.7 pts 4-5 pts 3-4 pts 1-2 pts 1-2 pts 2-3 pts with FX movements @ 1Std Deviation +/- 2 pts +/- 3 pts +/- 4 pts +/- 4 pts +/- 3pts IBM Revenue Impact @ 5 Yr Historical Average FX movements ~4 pts ~3 pts 1-2 pts 0-1 pts ~2 pts US$B Yr/Yr Revenue As Reported $22.5 4% Currency Impact $0.6 2.7 pts Revenue @ CC $22.0 1% Yr/Yr @ 1/17/18 Spot

15 Geographic Revenue Americas reflects growth across the US (+3%), Canada and Latin America E/ME/A performance varied, with growth in France, Spain and Middle East/Africa, offset by declines in UK, Germany Asia Pacific includes strong growth in Japan (+4%), while China declined vs. difficult compare Revenue growth rates @CC, $ in billions Supplemental Materials Geography Revenue 4Q17 Yr/Yr Americas $10.8 4% Europe/ME/Africa $7.2 (1%) Asia Pacific $4.5 (2%)

16 Segment Revenue & Gross Profit Revenue growth rates @CC, $ in billions *Total Software = Cognitive Solutions + Integration Software + Operating Systems Software **Global Technology Services = Infrastructure Services + Technical Support Services Supplemental Materials 4Q17 4Q17 Segment Revenue & Gross Profit Metrics - 4Q17 Revenue Yr/Yr GP% Yr/Yr Cognitive Solutions* $5.4 Flat 79.2% (3.5) pts Solutions Software $3.8 (1%) Transaction Processing Software $1.6 3% Global Business Services $4.2 (2%) 24.8% (2.1) pts Consulting $1.9 1% Global Process Services $0.3 (8%) Application Management $2.0 (3%) Technology Services & Cloud Platforms $9.2 (4%) 40.9% (2.0) pts Global Technology Services** $7.8 (4%) 33.5% (1.8) pts Infrastructure Services $6.0 (4%) Technical Support Services $1.8 (2%) Integration Software* $1.4 (5%) 83.4% (2.6) pts Systems $3.3 28% 55.7% (1.2) pts Systems Hardware $2.9 35% 51.0% 0.7 pts Operating Systems Software* $0.5 Flat 84.6% (1.9) pts Global Financing $0.5 (2%) 29.5% (6.8) pts

17 Additional Revenue & Backlog Information Growth rates @CC, $ in billions, Services Backlog calculated using December 31 currency spot rates Supplemental Materials 4Q17 Yr/Yr Signings $13.7 (10%) Services Backlog $121 (3%) Currency Impact Year to Year $6 Currency Impact Quarter to Quarter $0 4Q17 Yr/Yr Systems Hardware Revenue $2.9 35% IBM Z 71% Power 15% Storage 8%

18 Expense Summary Supplemental Materials $ in billions *includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges **represents the percentage change after excluding the impact of currency and acquisitions Expense yr/yr increase driven by currency and lower level of IP income E/R improved excluding currency and IP Income; reflects continued efficiency, while maintaining investments in strategic areas B/(W) Expense Metrics 4Q17 Yr/Yr Currency Acq.* Base** SG&A – Operating $4.9 (2%) (3 pts) (1 pts) 1 pts RD&E – Operating $1.4 3% (2 pts) (0 pts) 5 pts IP and Custom Development Income ($0.3) (33%) Other (Income)/Expense ($0.0) NM Interest Expense $0.2 (4%) Operating Expense & Other Income $6.0 (6%) (4 pts) (0 pts) (2 pts)

19 Global Financing Portfolio 4Q17 – $30.7B Net External Receivables Global Financing Metrics 4Q17 3Q17 4Q16 Identified Loss Rate 0.8% 1.0% 1.2% Anticipated Loss Rate 0.3% 0.4% 0.4% Reserve Coverage 1.1% 1.3% 1.6% Client Days Delinquent Outstanding 4.6 6.9 4.0 Commercial A/R > 30 days $27M $33M $22M Supplemental Materials Investment Grade 53% Non-Investment Grade 47% 20% 33% 24% 13% 9% 1% 0% 10% 20% 30% 40% Aaa to A3 Baa1 to Baa3 Ba1 to Ba2 Ba3 to B1 B2 to B3 Caa1 to D

20 Balance Sheet Summary *includes eliminations of inter-company activity **Global Financing leverage reflects client and commercial financing entity established in 1Q17 Supplemental Materials $ in billions; Non-GF Debt/Capital not considered meaningful, will no longer be reported Dec 17 Dec 16 Cash & Marketable Securities $12.6 $8.5 Non-GF Assets* $74.4 $74.4 Global Financing Assets $38.4 $34.6 Total Assets $125.4 $117.5 Other Liabilities $60.8 $56.9 Non-GF Debt* $15.4 $14.3 Global Financing Debt $31.4 $27.9 Total Debt $46.8 $42.2 Total Liabilities $107.6 $99.1 Equity $17.7 $18.4 Non-GF Debt / Capital 52% 50% Global Financing Leverage** 9.0 7.3

21 Cash Flow Summary Supplemental Materials $ in billions *Reclassified to reflect adoption of the FASB guidance on stock-based compensation QTD B/(W) YTD B/(W) 4Q17 Yr/Yr 4Q17 Yr/Yr Net Cash from Operations * $5.7 $1.8 $16.7 ($0.4) Less: Global Financing Receivables ($2.0) ($0.4) $0.4 ($1.2) Net Cash from Operations (excluding GF Receivables) * $7.8 $2.1 $16.3 $0.9 Net Capital Expenditures ($1.0) ($0.0) ($3.3) $0.4 Free Cash Flow (excluding GF Receivables) * $6.8 $2.1 $13.0 $1.3 Acquisitions ($0.1) $0.2 ($0.5) $5.2 Divestitures ($0.2) $0.2 ($0.2) $0.2 Dividends ($1.4) ($0.1) ($5.5) ($0.3) Share Repurchases (Gross) ($0.7) $0.2 ($4.3) ($0.8) Non-GF Debt ($0.8) $1.2 $1.1 ($0.3) Other (includes GF A/R & GF Debt) * ($2.6) ($1.4) $0.6 ($1.7) Change in Cash & Marketable Securities $1.1 $2.5 $4.1 $3.7

22 Cash Flow (ASC 230) Supplemental Materials $ in billions *Reclassified to reflect adoption of the FASB guidance on stock-based compensation QTD QTD YTD YTD 4Q17 4Q16 4Q17 4Q16 Net Income from Operations ($1.1) $4.5 $5.8 $11.9 Depreciation / Amortization of Intangibles $1.1 $1.1 $4.5 $4.4 Stock-based Compensation $0.1 $0.1 $0.5 $0.5 Working Capital / Other * $7.5 ($0.1) $5.5 ($1.4) Global Financing A/R ($2.0) ($1.7) $0.4 $1.7 Net Cash provided by Operating Activities * $5.7 $4.0 $16.7 $17.1 Capital Expenditures, net of payments & proceeds ($1.0) ($0.9) ($3.3) ($3.7) Divestitures, net of cash transferred ($0.2) ($0.5) ($0.2) ($0.5) Acquisitions, net of cash acquired ($0.1) ($0.2) ($0.5) ($5.7) Marketable Securities / Other Investments, net ($2.6) ($2.0) ($3.1) ($1.1) Net Cash used in Investing Activities ($3.8) ($3.7) ($7.1) ($11.0) Debt, net of payments & proceeds $1.1 $0.9 $3.4 $2.8 Dividends ($1.4) ($1.3) ($5.5) ($5.3) Common Stock Repurchases ($0.7) ($0.9) ($4.3) ($3.5) Common Stock Transactions - Other * ($0.0) $0.0 ($0.0) $0.1 Net Cash used in Financing Activities * ($0.9) ($1.3) ($6.4) ($5.9) Effect of Exchange Rate changes on Cash $0.1 ($0.2) $0.9 ($0.1) Net Change in Cash & Cash Equivalents $1.1 ($1.2) $4.1 $0.1

23 Key Financial Metrics – FY 2017 Revenue growth rates @CC, $ in billions except for EPS *Excludes one-time charge associated with the enactment of U.S. tax reform B/(W) Supplemental Materials Cash Highlights 4Q17 FY Free Cash Flow (excl. GF Receivables) $6.8 $13.0 Share Repurchase (Gross) $0.7 $4.3 Dividends $1.4 $5.5 Cash Balance @ Dec 31 $12.6 P&L Highlights FY17 Yr/Yr Revenue $79.1 (1%) Expense - Operating $23.6 6% PTI - Operating $13.9 Flat NI - Operating* $12.9 (1%) EPS - Operating* $13.80 2% P&L Ratios (Operating) GP Margin 47.4% (1.6 pts) Expense E/R 29.8% 1.7 pts PTI Margin 17.5% 0.1 pts Tax Rate* 6.7% (0.3 pts) NI Margin* 16.3% 0.0 pts

24 Strategic Imperatives & Geographic Revenue – FY 2017 Revenue growth rates @CC, $ in billions Overlap in Strategic Imperatives revenue primarily reflects solutions delivered via cloud Supplemental Materials FY17 Yr/Yr Total Strategic Imperatives $36.5 11% Analytics $20.6 6% Cloud $17.0 24% aaS annual run rate Mobile $4.8 19% Security $3.2 54% Social $0.9 (4%) FY17 Yr/Yr Geography Revenue Americas $37.5 (1%) Europe/ME/Africa $24.3 (3%) Asia Pacific $17.0 (1%)

25 Segment Revenue & Gross Profit – FY 2017 Revenue growth rates @CC, $ in billions Supplemental Materials Segment Revenue & Gross Profit Metrics - FY17 Revenue Yr/Yr GP% Yr/Yr Cognitive Solutions $18.5 1% 78.6% (3.2) pts Solutions Software $12.8 1% Transaction Processing Software $5.6 Flat Global Business Services $16.3 (2%) 25.2% (1.8) pts Consulting $7.3 Flat Global Process Services $1.3 (9%) Application Management $7.8 (2%) Technology Services & Cloud Platforms $34.3 (3%) 40.4% (1.5) pts Global Technology Services $29.9 (3%) 34.3% (1.3) pts Infrastructure Services $22.7 (4%) Technical Support Services $7.2 (2%) Integration Software $4.4 (3%) 81.7% (3.0) pts Systems $8.2 5% 53.2% (2.5) pts Systems Hardware $6.5 9% 44.6% (1.3) pts Operating Systems Software $1.7 (5%) 86.4% (1.8) pts Global Financing $1.7 (1%) 29.3% (9.4) pts

26 Expense Summary – FY 2017 Supplemental Materials $ in billions *includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges **represents the percentage change after excluding the impact of currency and acquisitions B/(W) Expense Metrics FY17 Yr/Yr Currency Acq.* Base** SG&A – Operating $19.1 6% (0 pts) (1 pts) 7 pts RD&E – Operating $5.6 2% (0 pts) (1 pts) 4 pts IP and Custom Development Income ($1.5) (10%) Other (Income)/Expense ($0.3) NM Interest Expense $0.6 2% Operating Expense & Other Income $23.6 6% 0 pts (1 pts) 7 pts

27 Retirement-Related Summary $ in billions *Tax Qualified Defined Benefit Plans, **WW 2017 ROA Estimated *** 2017 reclassified to conform with 2018 presentation (2017 under prior presentation: Operating $1.4B, Non-operating $1.5B) **** Includes retirement-related interest cost, expected return on plan assets, recognized actuarial losses or gains, amortization of prior service costs or credits, amortization of transition assets, other settlements, curtailments, and insolvency insurance *****includes cash and non-cash contributions Supplemental Materials ** Expected Cost and Contributions 2017*** 2018 Operating Cost $1.5 $1.5 Non-operating Cost**** $1.3 $1.7 Total Cost $2.9 $3.2 Contributions***** $2.4 $2.4 Key Assumptions and Metrics 2016 2017 2018 Funded Status at Year-end* US 102% 104% WW 98% 100% Discount Rate at Year-end US 3.8% 3.4% WW 2.9% 2.6% Expected ROA at Prior Year-end US 7.0% 5.8% 5.3% WW 6.4% 4.9% 4.5% Actual ROA US 6.2% 9.6% WW 8.5% 8.3%

Reconciliation of Revenue Growth - 4Q & FY 2017 28 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” and “Strategic Imperatives & Geographic Revenue –FY 2017” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 18, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC GAAP @CC Americas 5% 4% 0% (1%) Europe/ME/Africa 6% (1%) (2%) (3%) Asia Pacific (2%) (2%) (2%) (1%) U.S. 3% 3% (1%) (1%) Japan 1% 4% (1%) 2% Germany 1% (8%) UK 2% (4%) 4Q17 Yr/Yr FY17 Yr/Yr

Reconciliation of Revenue Growth - 4Q & FY 2017 29 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “A Cognitive Solutions & Cloud Platform Company” and “Strategic Imperatives & Geographic Revenue –FY 2017” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 18, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC GAAP @CC Strategic Imperatives 17% 14% 11% 11% Analytics 9% 6% 6% 6% Cloud 30% 27% 24% 24% aaS annual run rate 20% 18% Mobile 23% 21% 19% 19% Security 132% 127% 55% 54% Social (11%) (14%) (3%) (4%) 4Q17 Yr/Yr FY17 Yr/Yr

Reconciliation of Revenue Growth - 4Q 2017 30 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit”, “Additional Revenue & Backlog Information”, “Cognitive Solutions Segment”, “Global Business Services Segment”, “Technology Services & Cloud Platforms Segment”, and “Systems Segment” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 18, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Cognitive Solutions 3% Flat Solutions Software 1% (1%) Transaction Processing Software 6% 3% Strategic Imperatives Flat (3%) Cloud 8% 6% Global Business Services 1% (2%) Consulting 3% 1% Global Process Services (7%) (8%) Application Management Flat (3%) Strategic Imperatives 9% 7% Cloud 19% 17% 4Q17 Yr/Yr GAAP @CC Tech Svcs & Cloud Platforms (1%) (4%) Global Technology Services (1%) (4%) Infrastructure Services (1%) (4%) Technical Support Services 1% (2%) Integration Software (2%) (5%) Strategic Imperatives 15% 12% Cloud 13% 10% Systems 32% 28% Systems Hardware 38% 35% IBM Z 75% 71% Power 18% 15% Storage 11% 8% Operating Systems Software 2% Flat Strategic Imperatives 91% 86% Cloud 90% 86% Global Financing 1% (2%) 4Q17 Yr/Yr

Reconciliation of Revenue Growth - FY 2017 31 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit – FY 2017” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 18, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Cognitive Solutions 1% 1% Solutions Software 2% 1% Transaction Processing Software 1% Flat Global Business Services (2%) (2%) Consulting (1%) Flat Global Process Services (9%) (9%) Application Management (2%) (2%) Technology Services & Cloud Platforms (3%) (3%) Global Technology Services (3%) (3%) Infrastructure Services (4%) (4%) Technical Support Services (1%) (2%) Integration Software (3%) (3%) Systems 6% 5% Systems Hardware 10% 9% Operating Systems Software (5%) (5%) Global Financing Flat (1%) FY17 Yr/Yr

Reconciliation of Software Revenue Growth - 4Q 2017 32 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “4Q17 Prepared Remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 18, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Solutions Software Annuity 5% 3% 4Q17 Yr/Yr

Reconciliation of Expense Summary - 4Q 2017 33 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 18, 2018 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency (3 pts) 0 pts (3 pts) Acquisitions (1 pts) 0 pts (1 pts) Base * 0 pts 1 pts 1 pts RD&E Currency (2 pts) 0 pts (2 pts) Acquisitions 0 pts 0 pts 0 pts Base * 2 pts 3 pts 5 pts Operating Expense & Other Income Currency (4 pts) 0 pts (4 pts) Acquisitions 0 pts 0 pts 0 pts Base* (4 pts) 2 pts (2 pts)

Reconciliation of Expense Summary - FY 2017 34 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary – FY 2017” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 18, 2018 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency 0 pts 0 pts 0 pts Acquisitions (1 pts) 0 pts (1 pts) Base* 6 pts 1 pts 7 pts RD&E Currency 0 pts 0 pts 0 pts Acquisitions (1 pts) 0 pts (1 pts) Base* 1 pts 3 pts 4 pts Operating Expense & Other Income Currency 0 pts 0 pts 0 pts Acquisitions (1 pts) 0 pts (1 pts) Base* 6 pts 2 pts 7 pts

Reconciliation of Debt-to-Capital Ratio 35 Non-GAAP Supplemental Materials Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” and “Balance Sheet Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated January 18, 2018 for additional information on the use of these Non-GAAP financial measures. Management presents its debt-to-capital ratio excluding the Global Financing business. A financing business is managed on a leveraged basis. The company funds its Global Financing segment using a debt-to-equity ratio target which increased to 9 to 1 beginning in the first quarter of 2017 from approximately 7 to 1 at December 31,2016. Given this significant leverage, the company presents a debt-to-capital ratio which excludes the Global Financing segment debt and equity because the company believes this is more representative of the company’s core business operations. Dec 2017 Dec 2016 Non-Global Financing Debt/Capital 52% 50% IBM Consolidated Debt/Capital 73% 70%

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